UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant  ☐                             Filed by a Party other than the Registrant  ☒

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

WGL Holdings Inc.

(Name of Registrant as Specified in Its Charter)

AltaGas Ltd.

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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On January 27, 2017, AltaGas Ltd. and WGL Holdings, Inc. released a joint video on www.youtube.com titled “AltaGas and WGL: Delivering More”. A transcript of the video is provided below.

“COMBINED” VIDEO TRANSCRIPT

Date: 1/26/17

CORPORATE PARTICIPANTS

David Harris, AltaGas Ltd. – President & CEO

Terry McCallister, WGL Holdings, Inc. – Chairman, CEO

AltaGas: I’m David Harris.

WGL: And I’m Terry McCallister.

AltaGas: When AltaGas combines forces with…

WGL: Us, WGL Holdings

AltaGas: This is what it means. Together, we will deliver on the promise of affordable rates; safe, reliable, and responsible service; and a deeper commitment to the communities we serve. This move represents an exciting growth opportunity for AltaGas and WGL.

In addition, AltaGas will relocate the headquarters of our U.S. power business to WGL’s service area, as we create the new jobs for an emerging, new energy future.

WGL: You know and trust WGL Holdings – chartered by Congress in 1848 as Washington Gas. The Washington DC metropolitan area is our home and after we combine with AltaGas, the Washington area will remain our home – responding to your needs and delivering excellent service every day for our customers and our communities.

AltaGas: At AltaGas, our approach is built on listening – to our employees, to our customers, and the communities we serve. If you have questions, let us know. We’re here to listen, to learn, to keep you informed…and to build a great energy future.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed merger transaction (the “Transaction”). WGL Holdings, Inc. (“WGL”) intends to file with the U.S. Securities and Exchange Commission (the “SEC”) and mail to its shareholders a proxy statement in connection with the proposed merger transaction. THE INVESTORS AND SECURITY HOLDERS OF WGL ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION about AltaGas Ltd. (“AltaGas”), WGL and the proposed merger transaction. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, a copy of WGL’s proxy statement (when it becomes available) may be obtained free of charge upon request by contacting WGL Holdings, Inc., Corporate Secretary, 101 Constitution Avenue N.W., Washington, District of Columbia, 20080. WGL’s filings with the SEC are also available on WGL’s website at: http://wglholdings.com/sec.cfm. Investors and security holders may also read and copy any reports, statements and other information filed by WGL with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Solicitation

AltaGas, WGL and certain of their respective directors, executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed merger transaction. Information regarding AltaGas’ directors and executive officers is available in AltaGas’ Management Information Circular, filed on March 17, 2016 (in English and French) with the Canadian Securities Administrators (the “CSA”) and in AltaGas’ Annual Information Form, filed on March 23, 2016 (in English) and March 24, 2016 (in French) with the CSA, each of which are available at: www.sedar.com. Information regarding WGL’s directors and executive officers is available in WGL’s proxy statement filed with the SEC on December 23, 2016 in connection with its 2017 annual meeting of shareholders, and its Annual Report on Form 10-K for the fiscal year ended September 30, 2016, each of which may be obtained from the sources indicated in Additional Information and Where to Find It. Other information regarding persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests (which may be different than those of WGL’s investors and security holders), by security holdings or otherwise, will be contained in the proxy statement and other relevant materials filed or to be filed with the SEC when they become available.

Forward Looking Statements

This document contains forward-looking statements. When used in this document, the words “may”, “would”, “could”, “can”, “will”, “be”, “intend”, “possible”, “plan”, “develop”, “anticipate”, “target’, “believe”, “seek”, “propose”, “continue”, “estimate”, “expect”, “designed” and similar expressions, as they relate to AltaGas or an affiliate of AltaGas, including in relation to AltaGas or an affiliate of AltaGas following the completion of the Transaction, are intended to identify forward-looking statements. This document contains forward-looking statements with respect to, among other things, business objectives, expected growth, business projects and opportunities, In particular this document contains forward looking statements with respect to the combination of AltaGas and WGL and related performance, including, without limitation, the transformative nature of the Transaction, the location of headquarters for utility business, the local governance of WGL after the acquisition, the compatibility of the corporate culture, the leveraging of respective core competencies and strategies, the retention and role of WGL employees and the holding of significant roles for existing WGL management, the ability to deliver high quality service at reasonable rates, the fact that closing of the Transaction is conditioned on certain events occurring, utility segment customers, the geographical and industry diversification of its business, the growth potential available to AltaGas in clean energy, natural gas generation and retail energy services, the strength of AltaGas and WGL as utility operators, intentions for further investment in Virginia, Maryland and Washington, D.C.; and this document contains forward looking statements regarding the anticipated completion of the Transaction.

These statements involve known and unknown risks, uncertainties and other factors that may cause actual results or events to differ materially from those anticipated in such forward-looking statements. Such statements reflect AltaGas’ current views with respect to future events based on certain material factors and assumptions and are subject to certain risks and uncertainties which could cause results or events to differ from current expectations, including without limitation: changes in market; competition; governmental or regulatory developments; general economic conditions; any event, change or other circumstance that could give rise to termination of the merger agreement in respect of the Transaction; the inability to complete the Transaction due to the failure to obtain stockholder approval for the Transaction or the failure to satisfy other conditions to completion of the Transaction, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transaction; uncertainty regarding the length of time required to complete the Transaction; the anticipated benefits of the Transaction may not materialize or may not occur within the time periods anticipated by AltaGas; impact of significant demands placed on AltaGas and WGL as a result of the Transaction; failure by the AltaGas to repay the bridge financing facility; potential unavailability of the bridge financing facility and/or alternate sources of funding that would be used to replace the bridge financing facility, including asset sales on desirable terms; lack of control by AltaGas of WGL and its subsidiaries prior to the closing of the Transaction; impact of acquisition-related expenses; accuracy and completeness of WGL’s publicly disclosed information; increased indebtedness of AltaGas after the closing of the Transaction, including the possibility of downgrade of AltaGas’ credit ratings; historical and pro forma combined financial information may not be representative of future performance; potential undisclosed liabilities of WGL; ability to retain key personnel of WGL following the Transaction; the impact of the announcement of the Transaction on relationships with third parties; risks associated with the loss of key personnel; risks relating to unanticipated costs of integration in connection with the Transaction, including operating costs, customer loss or business disruption; changes in customer energy usage; and other factors set out in AltaGas’ public disclosure documents. Many factors could cause AltaGas’ actual results, performance or achievements to vary from those described in this presentation, including without limitation those listed above. These factors should not be construed as exhaustive. Should one or more of these risks or uncertainties materialize, or should assumptions underlying forward-looking statements prove incorrect, actual results may vary materially from those described in this presentation as intended, planned, anticipated, believed, sought, proposed, estimated or expected, and such forward-looking statements included in this presentation, should not be unduly relied upon. Such statements speak only as of the date of this presentation. AltaGas does not intend, and does not assume any obligation, to update these forward-looking statements. The forward-looking statements contained in this presentation are expressly qualified by this cautionary statement.